                                                                  EXHIBIT 10.IV

                         REGISTRATION RIGHTS AGREEMENT

           This  Registration  Rights  Agreement (this "Agreement") is made and entered into as of February 3, 2004, by  and  among  Mines Management, Inc., an

Idaho corporation (the "Company"), and the purchasers  signatory  hereto  (each such purchaser, a "Purchaser" and collectively, the "Purchasers").

           This   Agreement   is  made  pursuant  to  the  Securities  Purchase

Agreement, dated as of the date  hereof  among  the  Company and the Purchasers

(the "Purchase Agreement").

The Company and the Purchasers hereby agree as follows:

      1.       Definitions. Capitalized terms used and  not  otherwise  defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the  Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

      "Advice" shall have the meaning set forth in Section 6(d).

      "Effectiveness  Date"  means,  with respect to the Registration Statement required to be filed hereunder, the earlier  of  (a)  the  120th  calendar  day following  the  date  of  the Purchase Agreement, and (b) the fifth Trading Day following the date on which  the Company is notified by the Commission that the

Registration Statement will not  be reviewed or is no longer subject to further review and comments.

      "Effectiveness Period" shall  have the meaning set forth in Section 2(a).

"Event" shall have the meaning set forth in Section 2(b).

      "Event Date" shall have the meaning set forth in Section 2(b).

      "Filing Date" means, with respect  to the Registration Statement required to be filed hereunder, the earlier of (i) the date that is 7 days following the date that the Company is listed for trading  on the American Stock Exchange and

(ii)  the  date  the  60  calendar  days following the  date  of  the  Purchase

Agreement.

     "Holder" or "Holders" means the  holder  or  holders,  as the case may be,

from time to time of Registrable Securities.

      "Indemnified  Party"  shall have the meaning set forth in  Section  5(c).

"Indemnifying Party" shall have the meaning set forth in Section 5(c). "Losses"

shall have the meaning set forth in Section 5(a).

      "Proceeding" means an action,  claim,  suit,  investigation or proceeding

(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

      "Prospectus" means the prospectus included in the  Registration Statement

(including,  without  limitation,  a prospectus that includes  any  information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A  promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of

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any  portion  of  the  Registrable  Securities   covered  by  the  Registration

Statement,  and  all  other  amendments  and  supplements  to  the  Prospectus,

including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      "Registrable Securities" means all of the  Shares and the Warrant Shares,

together  with any shares of Common Stock issued or  issuable  upon  any  stock split, dividend  or  other distribution, recapitalization or similar event with respect to the foregoing.

      "Registration Statement" means the registration statements required to be filed hereunder, including  (in  each  case)  the  Prospectus,  amendments  and supplements  to  the  registration  statement or Prospectus, including pre- and post-effective amendments, all exhibits  thereto, and all material incorporated by reference or deemed to be incorporated  by  reference  in  the  registration statement.

      "Rule 415" means Rule 415 promulgated by the Commission pursuant  to  the

Securities  Act,  as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

      "Rule 424" means  Rule  424 promulgated by the Commission pursuant to the

Securities Act, as such Rule may  be  amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

2.        Registration.

      (a)       On or prior to the Filing  Date,  the Company shall prepare and file with the Commission the Registration Statement  covering the resale of all of the Registrable Securities for an offering to be made  on a continuous basis pursuant to Rule 415. The Registration Statement required hereunder shall be on

Form S-3 (except if the Company is not then eligible to register for resale the

Registrable Securities on Form S-3, in which case the Registration  shall be on another  appropriate  form  in accordance herewith). The Registration Statement required hereunder shall contain  (except if otherwise directed by the Holders)

substantially the "Plan of Distribution" attached hereto as Annex A. Subject to the terms of this Agreement, the Company  shall  use  its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any  event not later than the Effectiveness Date, and shall use its best efforts to keep the Registration

Statement continuously effective under the Securities Act until  the  date when all Registrable Securities covered by the Registration Statement have been sold or  may  be  sold  without  volume  restrictions  pursuant  to  Rule  144(k) as determined  by the counsel to the Company pursuant to a written opinion  letter to such effect,  addressed  and  acceptable to the Company's transfer agent and the affected Holders (the "Effectiveness Period").

      (b)  If: (i) a Registration  Statement  is  not  filed on or prior to the

Filing  Date (if the Company files a Registration Statement  without  affording the Holder  the  opportunity  to  review and comment on the same as required by

Section 3 (a), the Company shall not  be  deemed  to have satisfied this clause

(i)),  or  (ii)  the Company fails to file with the Commission  a  request  for acceleration in accordance  with Rule 461 promulgated under the Securities Act,

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within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier)  by the Commission that a Registration Statement will not be "reviewed," or is not  subject to further review, or (iii) prior to the date when such Registration Statement  is  first  declared effective by the

Commission, the Company fails to file a pre-effective amendment  and  otherwise respond  in  writing  to  comments  made  by  the Commission in respect of such

Registration Statement within 10 Trading Days after  the receipt of comments by or notice from the

Commission  that  such  amendment  is  required  in  order for  a  Registration

Statement to be declared effective, or (iv) a Registration  Statement  filed or required  to be filed hereunder is not declared effective by the Commission  on or before the  Effectiveness  Date,  or  (v)  after a Registration Statement is first declared effective by the Commission, it  ceases for any reason to remain continuously  effective  as  to  all Registrable Securities  for  which  it  is required to be effective, or the Holders  are  not  permitted  to  utilize  the

Prospectus  therein to resell such Registrable Securities, for in any such case

10 consecutive  calendar days but no more than an aggregate of 15 calendar days during any 12 month  period  (which  need  not be consecutive Trading Days)(any such failure or breach being referred to as  an  "Event,"  and  for purposes of clause  (i)  or  (iv)  the date on which such Event occurs, or for purposes  of clause (ii) the date on  which such five Trading Day period is exceeded, or for purposes of clause (iii) the  date  which  such 10 Trading Days is exceeded, or for purposes of clause (v) the date on which such 10 or 15 calendar day period,

as applicable, is exceeded being referred to as "Event Date"), then in addition to any other rights the Holders may have hereunder or under applicable law: (x)

on each such Event Date the Company shall pay to each Holder an amount in cash,

as  partial  liquidated damages and not as a penalty,  equal  to  2.0%  of  the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable  Securities  then  held  by  such  Holder;  and (y) on each monthly anniversary of each such Event Date (if the applicable Event  shall not have been cured by such date) until the applicable Event is cured, the  Company shall  pay to each Holder an amount in cash, as partial liquidated damages  and not as a  penalty,  2.0%  of  the  aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for  any Registrable Securities then held by such Holder. If the Company fails to pay  any  liquidated  damages  pursuant to this Section in full within seven days after the date payable, the Company will pay interest thereon at a rate of 15% per annum (or such lesser maximum  amount that  is  permitted to be paid by applicable law) to the Holder, accruing daily from the date such liquidated damages are due until such amounts, plus all such interest thereon,  are  paid  in  full.  The liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata  basis  for any portion of a month prior to the cure of an Event.

3.        Registration Procedures

      In connection with the Company's registration obligations  hereunder, the

Company shall:

      (a)  Not  less  than  five  Trading  Days  prior  to the  filing  of  the

Registration Statement or any related Prospectus or any amendment or supplement thereto,  the  Company  shall, (i) furnish to the Holders copies  of  all  such documents proposed to be  filed  (including  documents  incorporated  or deemed incorporated  by  reference  to  the  extent  requested  by  such Person) which documents  will  be subject to the review of such Holders, and (ii)  cause  its

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officers and directors, counsel and independent certified public accountants to respond to such inquiries  as  shall be necessary, in the reasonable opinion of respective counsel to conduct a  reasonable investigation within the meaning of

the Securities Act.    The Company shall not file the Registration Statement or

any such Prospectus or any amendments  or  supplements  thereto  to  which  the

Holders  of a majority of the Registrable Securities shall reasonably object in good faith,  provided that the Company is notified of such objection in writing no later than 5 Trading Days after the Holders have been so furnished copies of such documents.

      (b)  (i)  Prepare and file with the Commission such amendments, including post-effective amendments,  to  the  Registration  Statement and the Prospectus

used in connection therewith as   may be necessary   to  keep  the Registration

Statement  continuously  effective as to the applicable Registrable  Securities for the Effectiveness Period  and  prepare  and  file  with the Commission such additional Registration Statements in order to register  for  resale  under the

Securities  Act  all  of  the  Registrable  Securities;  (ii) cause the related

Prospectus to be amended or supplemented by any required Prospectus supplement,

and as so  supplemented or  amended to be  filed  pursuant  to Rule  424; (iii)

respond as promptly  as reasonably  possible to any comments  received from the

Commission  with  respect  to  the  Registration  Statement  or  any  amendment thereto and, as promptly as reasonably  possible,  upon  request,  provide  the

Holders  true  and  complete  copies  of  all  correspondence  from  and to the

Commission  relating  to  the  Registration  Statement; and (iv) comply in  all material respects with the provisions of the Securities  Act  and  the Exchange

Act  with  respect to the disposition of all Registrable Securities covered  by the Registration  Statement during the applicable period in accordance with the intended methods of  disposition  by  the  Holders  thereof  set  forth  in the

Registration Statement as so amended or in such Prospectus as so supplemented.

      (c)  Notify  the Holders of Registrable Securities to be sold as promptly as reasonably possible  and  (if  requested  by  any  such Person) confirm such notice in writing promptly following the day (i)(A) when  a  Prospectus  or any

Prospectus supplement or post-effective amendment to the Registration Statement is  proposed to be filed; (B) when the Commission notifies  the Company whether

there   will   be  a  "review"  of  the Registration Statement and whenever the

Commission comments in writing on the Registration Statement (the Company shall upon request provide true and complete copies thereof and all written responses thereto to each of the Holders); and  (C)  with  respect  to  the  Registration

Statement or any post-effective amendment, when the same has become  effective;

(ii)  of  any  request  by  the  Commission  or  any  other  Federal  or  state governmental  authority  during the period of effectiveness of the Registration

Statement  for amendments or  supplements  to  the  Registration  Statement  or

Prospectus or  for  additional  information;  (iii)  of  the  issuance  by  the

Commission  or  any  other  federal or state governmental authority of any stop order suspending the effectiveness  of  the Registration Statement covering any or all of the Registrable Securities or the  initiation  of any Proceedings for that  purpose;  (iv)  of  the  receipt by the Company of any notification  with respect to the suspension of the  qualification or exemption from qualification of any of the Registrable Securities  for  sale  in  any  jurisdiction,  or the initiation  or  threatening  of any Proceeding for such purpose; and (v) of the occurrence of any event or passage  of time that makes the financial statements included in the Registration Statement  ineligible for inclusion therein or any statement made in the Registration Statement  or  Prospectus  or  any  document incorporated  or  deemed to be incorporated therein by reference untrue in  any

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material respect or  that requires any revisions to the Registration Statement,

Prospectus  or other documents  so  that,  in  the  case  of  the  Registration

Statement or the Prospectus, as the case may be, it will not contain any untrue statement of  a material fact or omit to state any material fact required to be stated therein  or  necessary  to  make the statements therein, in light of the circumstances under which they were made, not misleading.

      (d)  Use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i)  any order suspending the effectiveness of the Registration Statement, or (ii) any  suspension  of  the  qualification (or exemption from qualification) of any of the Registrable Securities  for sale in any jurisdiction, at the earliest practicable moment.

      (e)  Furnish to each Holder, without charge, at least one conformed  copy of  the  Registration Statement and each amendment thereto, including financial

statements   and   schedules,  all  documents  incorporated  or  deemed  to  be incorporated therein  by  reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by  reference)  promptly  after  the  filing  of such documents with the Commission.

      (f)  Promptly  deliver to each Holder, without charge, as many copies  of the Prospectus or Prospectuses  (including  each  form  of prospectus) and each amendment  or  supplement  thereto  as such Persons may reasonably  request  in connection with resales by the Holder  of  Registrable  Securities.  Subject to

the terms of  this Agreement, the  Company hereby  consents to the use  of such

Prospectus  and  each amendment or supplement thereto by each  of  the  selling

Holders in connection  with the offering and sale of the Registrable Securities covered by such Prospectus  and  any  amendment  or  supplement thereto, except after the giving on any notice pursuant to Section 3(c).

      (g)  Prior to  any resale of Registrable Securities   by   a Holder,  use

its  commercially  reasonable efforts to register or qualify or cooperate  with the selling Holders  in  connection  with the registration or qualification (or

exemption  from  the  Registration  or  qualification)   of   such  Registrable

Securities for the resale by the Holder under the securities or  Blue  Sky laws of  such  jurisdictions  within  the  United  States  as  any Holder reasonably requests  in  writing,  to  keep  each  such Registration or qualification  (or exemption therefrom) effective during the  Effectiveness  Period  and to do any and all other acts or things reasonably necessary to enable the disposition  in such  jurisdictions  of  the Registrable Securities covered by the Registration

Statement;  provided, that  the  Company  shall  not  be  required  to  qualify generally to do business in any jurisdiction where it is not then so qualified,

subject the Company  to  any  material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

      (h)  If  requested  by  the   Holders,  cooperate  with  the  Holders  to

facilitate the timely preparation and  delivery  of  certificates  representing

Registrable  Securities  to  be  delivered  to  a  transferee  pursuant  to the

Registration  Statement,  which  certificates  shall  be  free,  to  the extent permitted by the Purchase Agreement, of all restrictive legends, and to  enable such Registrable Securities to be in such denominations and registered in  such names as any such Holders may request.


      (i)  Upon the occurrence of any event contemplated by Section 3(c)(v), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective  amendment, to the Registration Statement or a supplement to the related Prospectus  or  any  document incorporated or deemed to be incorporated therein  by  reference, and file  any  other  required  document  so  that,  as thereafter delivered,  neither  the  Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein,

in light of the circumstances under which  they  were  made, not misleading. If the Company notifies the Holders in accordance with clauses (ii) through (v) of

Section  3(c) above to suspend the use of any Prospectus  until  the  requisite changes to  such  Prospectus have been made, then the Holders shall suspend use of such Prospectus.  The  Company  will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right  under this Section 3(i) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of liquidated damages pursuant to Section  2(b),  for a period not to exceed 60 days (which need not be consecutive days) in any 12 month period.

      (j)  Comply with all applicable rules and regulations of the Commission.

      (k)  The  Company may require each Holder to furnish  to  the  Company  a certified statement  as  to  the  number of shares of Common Stock beneficially owned by such Holder and, if required  by  the  Commission,  the person thereof that  has  voting and dispositive control over the Shares. During  any  periods that the Company  is  unable  to meet its obligations hereunder with respect to the registration of the Registrable  Securities solely because any Holder fails to furnish such information within three Trading Days of the Company's request,

any liquidated damages that are accruing  at  such  time as to such Holder only shall be tolled and any Event that may otherwise occur  solely  because of such delay  shall  be  suspended  as to such Holder only, until such information  is delivered to the Company.

      4.   Registration Expenses.   All  fees  and  expenses  incident  to  the

performance  of or compliance with this Agreement by the Company shall be borne by the Company  whether  or not any Registrable Securities are sold pursuant to

the Registration Statement.     The  fees  and  expenses  referred  to  in  the

foregoing  sentence shall include, without limitation, (i) all registration and filing fees  (including, without limitation, fees and expenses (A) with respect to filings required  to  be  made  with  the Trading Market on which the Common

Stock is then listed for trading, and (B)  in  compliance with applicable state

securities  or  Blue  Sky laws), (ii) printing expenses   (including,   without

limitation,  expenses   of  printing   certificates  for Registrable Securities

and  of printing prospectuses if the printing  of  prospectuses  is  reasonably requested  by  the holders of a majority of the Registrable Securities included in  the  Registration  Statement),  (iii)  messenger,  telephone  and  delivery expenses,  (iv)  fees  and  disbursements  of  counsel  for  the  Company,  (v)

Securities  Act  liability insurance, if the Company so desires such insurance,

and (vi) fees and  expenses  of  all  other  Persons retained by the Company in connection  with  the  consummation of the transactions  contemplated  by  this

Agreement.   In addition,  the  Company  shall  be  responsible  for all of its

internal  expenses  incurred  in  connection  with  the  consummation  of   the

transactions contemplated by this Agreement (including, without limitation, all salaries  and  expenses  of  its  officers  and  employees  performing legal or accounting duties), the expense of any annual audit and the fees  and  expenses


incurred  in  connection with the listing of the Registrable Securities on  any securities exchange  as  required  hereunder.  In no event shall the Company be responsible for any broker or similar commissions  or,  except  to  the  extent provided for in the Transaction Documents, any legal fees or other costs of the

Holders.

      5.   Indemnification

      (a)    Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors,  agents  and  employees  of  each of them, each Person who controls any such Holder (within the meaning of Section  15  of  the Securities

Act or Section 20 of the Exchange Act) and the officers, directors,  agents and employees  of each such controlling Person, to the fullest extent permitted  by applicable  law,  from  and  against  any  and  all  losses,  claims,  damages,

liabilities,  costs (including, without limitation, reasonable attorneys' fees)

and expenses (collectively,  "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue  statement  of a material fact contained in the

Registration Statement, any Prospectus or any  form  of  prospectus  or  in any amendment  or  supplement  thereto or in any preliminary prospectus, or arising out of or relating to any omission  or  alleged  omission  of  a  material fact required  to be stated therein or necessary to make the statements therein  (in the case of  any  Prospectus  or  form  of prospectus or supplement thereto, in light of the circumstances under which they  were  made) not misleading, except to  the  extent,  but only to the extent, that (i) such  untrue  statements  or omissions are based  solely upon information regarding such Holder furnished in writing to the Company  by  such  Holder  expressly  for use therein, or to the extent that such information relates to such Holder or  such  Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved  in  writing  by  such  Holder  expressly  for use in the Registration

Statement, such Prospectus or such form of Prospectus  or  in  any amendment or supplement  thereto (it being understood that the Holder has approved  Annex  A hereto for this  purpose)  or  (ii) in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v),  the  use  by  such  Holder  of  an outdated  or defective Prospectus after the Company has notified such Holder in writing that  the  Prospectus is outdated or defective and prior to the receipt by such Holder of the  Advice  contemplated  in Section 6(d). The Company shall notify the Holders promptly of the institution,  threat  or  assertion  of  any

Proceeding  of  which  the Company is aware in connection with the transactions contemplated by this Agreement.

      (b)  Indemnification  by  Holders.  Each  Holder shall, severally and not jointly,  indemnify  and hold harmless the Company,  its  directors,  officers,

agents and employees,  each Person who controls the Company (within the meaning of Section 15 of the Securities  Act  and  Section 20 of the Exchange Act), and

the directors, officers, agents or employees  of  such  controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon:  (x) such Holder's failure to comply with the prospectus delivery requirements of  the  Securities

Act  or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment  or  supplement  thereto  or  in  any  preliminary prospectus, or arising out of or relating to any omission or alleged  omission  of  a material fact required to be stated therein or necessary to make the statements  therein not  misleading  (i)  to  the  extent, but only to the extent, that such untrue

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statement or omission is contained  in  any information so furnished in writing by such Holder to the Company specifically  for  inclusion  in the Registration

Statement  or  such  Prospectus  or  (ii)  to  the extent that (1) such  untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder  expressly  for use therein,

or to the extent that such information relates to such Holder or  such Holder's proposed method of distribution of Registrable Securities and was reviewed  and expressly  approved  in  writing  by  such  Holder  expressly  for  use  in the

Registration  Statement (it being understood that the Holder has approved Annex

A hereto for this  purpose),  such  Prospectus or such form of Prospectus or in any amendment or supplement thereto or  (2)  in the case of an occurrence of an event of the type specified in Section 3(c)(ii)-(v),  the use by such Holder of an outdated or defective Prospectus after the Company has  notified such Holder

in  writing  that the Prospectus is outdated or   defective and  prior  to  the

receipt by such  Holder of the Advice contemplated in Section 6(d). In no event shall the liability  of  any selling Holder hereunder be greater in amount than the dollar amount of the net  proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      (c)  Conduct of Indemnification  Proceedings.  If any Proceeding shall be brought  or  asserted  against any Person entitled to indemnity  hereunder  (an

"Indemnified Party"), such  Indemnified  Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying  Party")  in  writing, and the

Indemnifying  Party  shall  have  the  right  to  assume  the  defense thereof,

including the employment of counsel reasonably satisfactory to the  Indemnified

Party  and  the  payment  of all fees and expenses incurred in connection  with defense thereof; provided,  that  the failure of any Indemnified Party  to give such notice shall not relieve the Indemnifying  Party  of  its  obligations  or liabilities pursuant to this Agreement, except (and only) to the extent that it shall  be  finally  determined  by  a  court  of  competent jurisdiction (which determination  is not subject to appeal or further review)  that  such  failure shall have prejudiced the Indemnifying Party.

      An Indemnified  Party  shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall  be  at the expense of such Indemnified Party or

Parties unless: (1) the Indemnifying  Party  has  agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall  have  failed  promptly  to assume  the  defense  of  such  Proceeding  and  to  employ  counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties)  include  both such  Indemnified  Party and the Indemnifying Party, and such Indemnified Party shall reasonably believe  that  a  material  conflict  of interest is likely to exist  if  the same counsel were to represent such Indemnified  Party  and  the

Indemnifying  Party  (in  which  case,  if  such Indemnified Party notifies the

Indemnifying Party in writing that it elects  to employ separate counsel at the expense of the Indemnifying Party, the  Indemnifying  Party shall not have  the right  to  assume  the defense  thereof and the reasonable fees and expenses of one separate counsel  shall  be at  the expense of the Indemnifying Party). The

Indemnifying  Party  shall  not  be liable  for  any  settlement  of  any  such

Proceeding affected without its written consent, which  consent  shall  not  be unreasonably withheld. No Indemnifying Party  shall, without the prior  written consent  of  the  Indemnified  Party,  effect  any  settlement  of any  pending

Proceeding in  respect  of  which any Indemnified Party is a party, unless such settlement includes an unconditional  release  of  such Indemnified Party  from all liability on claims that are the subject matter of such Proceeding.


      Subject  to the terms of this Agreement, all reasonable fees and expenses of the Indemnified  Party (including reasonable fees and expenses to the extent

incurred  in  connection   with  investigating  or  preparing  to  defend  such

Proceeding in a manner not inconsistent with this Section) shall be paid to the

Indemnified Party, as incurred,  within  ten  Trading  Days  of  written notice thereof to the Indemnifying Party; provided, that the Indemnified  Party  shall promptly  reimburse  the  Indemnifying  Party for that portion of such fees and expenses applicable to such actions for which  such  Indemnified  Party  is not entitled  to  indemnification  hereunder,  determined  based  upon the relative faults of the parties.

      (d)      Contribution. If a claim for indemnification under  Section 5(a)

or 5(b) is unavailable to an Indemnified Party (by reason of public  policy  or otherwise),  then  each  Indemnifying  Party,  in  lieu  of  indemnifying  such

Indemnified  Party,  shall  contribute  to  the  amount paid or payable by such

Indemnified  Party  as  a  result  of  such Losses, in such  proportion  as  is appropriate  to  reflect  the relative fault  of  the  Indemnifying  Party  and

Indemnified Party in connection  with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.

The relative fault of such Indemnifying  Party  and  Indemnified Party shall be determined by reference to, among other things, whether any action in question,

including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken  or  made by, or relates to information supplied by, such Indemnifying Party or Indemnified  Party,  and the  parties' relative intent, knowledge, access to information and opportunity to correct  or  prevent  such action, statement or omission. The amount paid or payable by a party as a result  of  any  Losses  shall  be  deemed  to include,

subject  to  the  limitations  set  forth  in  this  Agreement,  any reasonable attorneys'  or  other  reasonable  fees  or expenses incurred by such party  in connection  with  any  Proceeding to the extent  such  party  would  have  been indemnified for such fees  or  expenses  if the indemnification provided for in this Section was available to such party in accordance with its terms.

      The parties hereto agree that it would  not  be  just  and  equitable  if contribution  pursuant  to  this  Section  5(d)  were  determined  by  pro rata allocation or by any other method of allocation that does not take into account

the   equitable   considerations  referred  to  in  the  immediately  preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds  actually  received  by  such Holder from the sale of the

Registrable Securities subject to the Proceeding  exceeds  the  amount  of  any damages  that  such Holder has otherwise been required to pay by reason of such untrue or alleged  untrue  statement or omission or alleged omission, except in the case of fraud by such Holder.

      The indemnity and contribution  agreements  contained in this Section are in addition to any liability that the Indemnifying  Parties  may  have  to  the

Indemnified Parties.

6.        Miscellaneous

      (a)  Remedies.    In the event of a breach by the Company or by a Holder,

of any of their obligations  under  this Agreement, each Holder or the Company,

as  the  case may be, in addition to being  entitled  to  exercise  all  rights


granted by law and under this Agreement, including recovery of damages, will be

entitled to  specific  performance  of  its rights under this Agreement.    The

Company and each Holder agree that monetary  damages would not provide adequate compensation for any losses incurred by reason  of a breach by it of any of the provisions of this Agreement and hereby further agrees  that,  in  the event of any  action for specific performance in respect of such breach, it shall  waive the defense that a remedy at law would be adequate.

      (b)  No  Piggyback  on  Registrations.    Except as set forth on Schedule

6(b)  attached  hereto, neither the Company nor any  of  its  security  holders

(other  than  the  Holders  in  such  capacity  pursuant  hereto)  may  include

securities  of  the  Company   in  a  Registration  Statement  other  than  the

Registrable Securities. No Person  has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The

Company  shall  not  file  any other registration  statement  until  after  the

Effective Date.

      (c)  Compliance.  Each  Holder  covenants  and agrees that it will comply with the prospectus delivery requirements of the Securities  Act as  applicable to  it  in  connection  with  sales of Registrable Securities pursuant  to  the

Registration Statement.

      (d)  Discontinued Disposition.   Each Holder agrees by its acquisition of

such Registrable Securities that, upon receipt  of a notice from the Company of the occurrence of any event of the kind described  in Section 3(c), such Holder will forthwith discontinue disposition of such Registrable Securities under the

Registration Statement until such Holder's  receipt   of  the   copies   of the

supplemented  Prospectus  and/or  amended Registration Statement or until it is advised in writing (the "Advice") by the Company that the use of the applicable

Prospectus  may  be  resumed,  and,  in either case, has received copies of any additional  or supplemental filings that  are  incorporated  or  deemed  to  be

incorporated  by reference in such Prospectus or Registration Statement.    The

Company will use  its best efforts to ensure that the use of the Prospectus may be resumed as promptly  as it practicable.  The Company agrees and acknowledges that  any periods during which  the  Holder  is  required  to  discontinue  the disposition  of  the  Registrable  Securities hereunder shall be subject to the provisions of Section 2(b).

      (e)  Piggy-Back Registrations.   If  at any time during the Effectiveness

Period  there is not an effective Registration  Statement  covering  all of the

Registrable Securities and the Company shall determine to prepare and file with the  Commission  a  registration statement relating to an offering for its  own account or the account  of others under the Securities Act of any of its equity securities, other than on  Form  S-4 or Form S-8 (each as promulgated under the

Securities Act) or their then equivalents  relating  to equity securities to be issued solely in connection with any acquisition of any  entity  or business or equity  securities  issuable  in  connection  with  the  stock option or  other employee benefit plans, then the Company shall send to each  Holder  a  written notice of such determination and, if within fifteen days after the date of such notice,  any such Holder shall so request in writing, the Company shall include in such registration  statement  all or any part of such Registrable Securities such  Holder  requests  to  be registered,  subject  to  customary  underwriter cutbacks applicable to all holders of registration rights.


      (f)  Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence,  may not be amended, modified or supplemented,

and waivers or consents to departures  from  the  provisions  hereof may not be given, unless the same shall be in writing and signed by the Company  and  each

Holder of the then outstanding Registrable Securities.

      (g)  Notices.      Any   and  all  notices  or  other  communications  or

deliveries required or permitted  to  be  provided  hereunder  shall be made in accordance with the provisions of the Purchase Agreement.

      (h)    Successors and Assigns. This Agreement shall inure  to the benefit of  and  be  binding upon the successors and permitted assigns of each  of  the parties and shall  inure  to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

      (i)     Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which  taken  together  shall  constitute one and the same

Agreement.  In  the  event  that  any  signature  is  delivered   by  facsimile

transmission,  such  signature shall create a valid binding obligation  of  the party executing (or on  whose  behalf such signature is executed) the same with the same force and effect as if  such  facsimile  signature  were  the original thereof.

      (j)   Governing Law. All questions concerning the construction, validity,

enforcement and interpretation of this Agreement shall be determined  with  the provisions of the Purchase Agreement.

      (k)    Cumulative  Remedies.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

      (1)    Severability. If any term,  provision,  covenant or restriction of this  Agreement  is held by a court of competent jurisdiction  to  be  invalid,

illegal,  void  or unenforceable,  the  remainder  of  the  terms,  provisions,

covenants and restrictions  set  forth  herein  shall  remain in full force and effect  and  shall  in  no  way be affected, impaired or invalidated,  and  the parties hereto shall use their  commercially  reasonable  efforts  to  find and employ  an  alternative  means  to  achieve  the same or substantially the same result as that contemplated by such term, provision,  covenant  or restriction.

It  is  hereby stipulated and declared to be the intention of the parties  that they would  have  executed  the  remaining  terms,  provisions,  covenants  and restrictions  without  including  any  of  such  that may be hereafter declared invalid, illegal, void or unenforceable.

      (m)    Headings. The headings in this Agreement  are  for  convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (n)    Independent  Nature  of  Purchasers'  Obligations and Rights.  The

obligations  of  each  Holder  hereunder are several and  not  joint  with  the obligations of any other Holder  hereunder,  and no Holder shall be responsible in  any  way  for  the  performance  of the obligations  of  any  other  Holder hereunder. Nothing contained herein or  in  any  other  agreement  or  document delivered at any closing, and no action taken by any Holder pursuant hereto  or


thereto,  shall  be  deemed  to  constitute  the  Holders  as a partnership, an association,  a  joint  venture  or  any  other  kind  of entity, or  create  a presumption that the Holders are in any way acting in concert  with  respect to such  obligations  or  the  transactions  contemplated  by this Agreement. Each

Holder shall be entitled to protect and enforce its rights,  including  without limitation  the  rights  arising  out  of  this  Agreement, and it shall not be necessary  for  any other Holder to be joined as an  additional  party  in  any proceeding for such purpose.

                           *******************************

           IN WITNESS  WHEREOF,  the  parties  have  executed this Registration

Rights Agreement as of the date first written above.

MINES MANAGEMENT, INC.

By:______________________________________________________________

Name: Title:

[SIGNATURE PAGE OF HOLDERS FOLLOWS]


[PURCHASER'S SIGNATURE PAGE TO MNMM RRA]

Name of Investing Entity:_________

Signature of Authorized Signatory of Investing entity:

Name of Authorized Signatory:___________

Title of Authorized Signatory:__________

[SIGNATURE PAGES CONTINUE]


[PURCHASER'S SIGNATURE PAGE TO MNMM RRA]

Name of Investing Entity:_______________

Signature of Authorized Signatory of Investing entity:

Name of Authorized Signatory:___________

Title of Authorized Signatory:__________

[SIGNATURE PAGES CONTINUE]


                                    ANNEX A

Plan of Distribution

      The Selling Stockholders (the "Selling Stockholders") of the common stock

("Common Stock") of Mines Management, Inc. (the "Company")  and  any  of  their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of Common Stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholders may use any  one or more of the following methods when selling shares:

    *      ordinary  brokerage  transactions  and  transactions  in  which  the broker-dealer solicits purchasers;

    *      block  trades  in  which  the broker-dealer will attempt to sell the shares as agent but may position and  resell  a  portion  of  the  block as principal to facilitate the transaction;

    *      purchases  by a broker-dealer as principal and resale by the broker-

    dealer for its account;

    *      an exchange  distribution  in  accordance  with  the  rules  of  the applicable exchange;

    *      privately negotiated transactions;

    *      settlement of short sales;

    *      broker-dealers  may  agree  with  the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

    *      a combination of any such methods of sale;

    *      through  the  writing  or settlement of  options  or  other  hedging transactions, whether through an options exchange or otherwise; or

    *      any other method permitted pursuant to applicable law.

     The Selling Stockholders may also  sell  shares  under  Rule 144 under the

Securities Act of 1933, as amended (the "Securities Act"), if available, rather than under this prospectus.

      Broker-dealers engaged by the Selling Stockholders may arrange  for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or  discounts  from the Selling Stockholders (or, if any broker-dealer acts  as agent for the purchaser  of  shares,  from  the  purchaser)  in  amounts  to be negotiated.  The  Selling  Stockholders  do  not  expect  these commissions and discounts to exceed what is customary in the types of transactions involved.

      In connection with the sale of our common stock or interests therein, the

Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short  sales  of  the common  stock  in  the course of hedging the positions they assume. The Selling

Stockholders may also  sell  shares of our common stock short and deliver these securities to close out their  short  positions,  or  loan or pledge the common


stock  to  broker-dealers that in turn may sell these securities.  The  Selling

Stockholders  may  also  enter  into  option or other transactions with broker-

dealers  or  other financial institutions  or  the  creation  of  one  or  more derivative securities which require the delivery to such broker-dealer or other financial institution  of  shares offered by this prospectus, which shares such broker-dealer  or other financial  institution  may  resell  pursuant  to  this prospectus (as supplemented or amended to reflect such transaction).

      The Selling  Stockholders  and  any  broker-dealers  or  agents  that are involved  in  selling the shares may be deemed to be "underwriters" within  the meaning of the Securities Act in connection with such sales. In such event, any commissions received  by  such  broker-dealers  or agents and any profit on the resale  of  the  shares  purchased  by them may be deemed  to  be  underwriting commissions or discounts under the Securities  Act.  The  Selling  Stockholders have informed the Company that it does not have any agreement or understanding,

directly or indirectly, with any person to distribute the Common Stock.

      The Company is required to pay certain fees and expenses incurred  by the

Company  incident to the registration of the shares. The Company has agreed  to indemnify  the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.